                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                        UNITED COMMUNITY FINANCIAL CORP.
                   -------------------------------------------
                (Name of Registrant as Specified In Its Charter)

           -----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[  ]     Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                        UNITED COMMUNITY FINANCIAL CORP.

                             275 FEDERAL PLAZA WEST
                          YOUNGSTOWN, OHIO 44503-1203

                                 (330) 742-0500

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 2000 Annual Meeting of Shareholders of United Community Financial Corp. (UCFC) will be held at Mr. Anthony's, 7440 South Avenue, Boardman, Ohio , on April 27, 2000, at 10:00 a.m., Eastern Time (Annual Meeting), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          1. To reelect three directors of UCFC for terms expiring in 2001;

          2. To reelect three directors of UCFC for terms expiring in 2002;

          3. To ratify the selection of Deloitte & Touche LLP as the auditors of UCFC for the current fiscal year; and

          4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of UCFC of record at the close of business on March 6, 2000, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING MAY BE ASSURED. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                        By Order of the Board of Directors

Youngstown, Ohio                        Douglas M. McKay
March 15, 2000                          President and Chairman of the Board

                        UNITED COMMUNITY FINANCIAL CORP.
                             275 FEDERAL PLAZA WEST
                           YOUNGSTOWN, OHIO 44503-1203
                                 (330) 742-0500

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed Proxy is being solicited by the Board of Directors of United Community Financial Corp., an Ohio corporation (UCFC), for use at the 2000 Annual Meeting of Shareholders of UCFC to be held at Mr. Anthony's, 7440 South Avenue, Boardman, Ohio on April 27, 2000, at 10:00 a.m., Eastern Time, and at any adjournments thereof (Annual Meeting). Without affecting any vote previously taken, the proxy may be revoked by a shareholder by execution of a later dated proxy which is received by UCFC before the proxy is exercised or by giving notice of revocation to UCFC in writing or in open meeting before the proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

         Each properly executed proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

                  FOR the re-election of Herbert F. Schuler, Sr., Donald J. Varner, and John F. Zimmerman, Jr., as directors of UCFC for terms expiring in 2001; and

                  FOR the re-election of Richard M. Barrett, Thomas J. Cavalier and Douglas M. McKay as directors of UCFC for terms expiring in 2002;

                  FOR the ratification of the selection of Deloitte & Touche LLP (Deloitte & Touche) as the auditors of UCFC for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of UCFC and The Home Savings and Loan Company of Youngstown, Ohio, a wholly-owned subsidiary of UCFC (Home Savings), in person or by telephone, telecopy, telegraph or mail, only for use at the Annual Meeting. Such proxies will not be used for any other meeting. The cost of soliciting proxies will be borne by UCFC.

         Only shareholders of record as of the close of business on March 6, 2000 (Voting Record Date), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. UCFC's records disclose that, as of the Voting Record Date, there were 37,756,582 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to the shareholders of UCFC on or about March 24, 2000.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         Under Ohio law and UCFC's Code of Regulations (Regulations), the six nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the re-election of the six nominees. No shareholder may cumulate votes in the election of directors.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares of UCFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Deloitte & Touche as the auditors of UCFC for the current fiscal year. Shares which are held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting but not voted with respect to such proposals (non-votes) will have the same effect as a vote against the approval of such ratification, as will abstentions. If, however, a shareholder has signed and dated a Proxy but has not voted on the ratification of the selection of Deloitte & Touche by checking an appropriate block on the Proxy, such person's shares will be voted FOR the ratification of the selection of Deloitte & Touche and will not be considered non-votes.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only person known to UCFC to own beneficially more than five percent of the outstanding common shares of UCFC as of March 1, 2000:


                                    Amount and nature of        Percent of
Name and address                    beneficial ownership     shares outstanding
----------------                    --------------------     ------------------
 United Community Financial Corp.
  Employee Stock Ownership Plan          4,276,060 (1)            11.33%
  5700 RiverTech Court
  Riverdale, Maryland  20737

------------------------

  (1) Riggs Bank N.A., as the Trustee for the United Community Financial Corp. Employee Stock Ownership Plan (the ESOP), has sole investment power over the ESOP shares. The Trustee may be deemed to have voting power over the 3,890,170 unallocated shares, although the plan provides that unallocated shares shall be voted by the Trustee in the same proportion as participants direct the voting of allocated ESOP shares.

         The following table sets forth certain information with respect to the number of common shares of UCFC beneficially owned by each director and by the directors and executive officers of UCFC as a group as of March 1, 2000:


                                                              Amount and nature of
                                                              beneficial ownership
                                                  --------------------------------------------
                                                   Sole voting or             Shared voting or              Percent of
Name and address (1)                              investment power            investment power          shares outstanding
--------------------                              ----------------            ----------------          ------------------
Richard M. Barrett                                      82,572                      17,975                       0.27
Thomas J. Cavalier                                      75,550                      20,000                       0.25
Douglas M. McKay                                       328,552                      77,257                       1.08
Herbert F. Schuler, Sr.                                110,831                       8,447                       0.32
Donald J. Varner                                       146,156                      32,838                       0.47
John F. Zimmerman, Jr.                                  61,271                         -                         0.16
All directors and executive
   officers as a group (7 persons)                     970,821                     179,046                       3.05

----------------------------

(1) Each of the persons listed in this table may be contacted at the address of UCFC.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

         The UCFC Regulations provide that the number of directors may be fixed by the Board of Directors or by the shareholders at between five and 15 persons. Prior to 2000, the Board had five members, and under Ohio law a board of fewer than six members cannot have more than one class of directors. In January 2000, a sixth director was added to the UCFC Board in connection with the acquisition of Butler Wick Corp (Butler Wick), which was completed in August 1999. Under Ohio law and the Regulations, the UCFC Board may now be divided into two classes. At this Annual Meeting, which will be the first shareholders meeting at which there are six incumbent directors, the Board will be divided into two classes by electing three directors for one-year terms expiring in 2001 and three directors for two-year terms expiring in 2002.

         The three nominees in each class receiving the greatest number of votes will be elected to serve the term indicated and until each of their successors is duly elected and qualified. At the annual meeting in 2001, the class which is elected at this Annual Meeting for terms expiring in 2001 will then be elected for two-year terms expiring in 2003 such that three directors will thereafter be elected every year for a two year term.

         In accordance with the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of UCFC by the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. If the annual meeting for the election of directors in any year is not held on or before the thirty-first day next following such anniversary, then the written notice shall be received by the Secretary within a reasonable time prior to the date of the annual meeting. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of UCFC owned either beneficially or of record by each nominee and the length of time the UCFC shares have been so owned.

         The Board of Directors proposes the re-election of the following persons:


                                                                              Director of             Term
Name                             Age (1)       Positions held                UCFC since (2)       Expiring in
----                             -------       --------------                --------------       -----------

Richard M. Barrett                  61         Director                            1998                2002
Thomas J. Cavalier                  47         Director, President of Butler
                                                 Wick Corp.                        2000                2002
Douglas M. McKay                    52         Director, Chairman of the Board
                                                 and President                     1998                2002
Herbert F. Schuler, Sr.             59         Director                            1998                2001
Donald J. Varner                    68         Director, Secretary                 1999                2001
John F. Zimmerman, Jr.              51         Director                            1998                2001

-----------------------------


(1)      As of March 1, 2000.

(2) Messrs. Barrett, McKay, Schuler and Zimmerman became directors of UCFC in connection with the conversion of Home Savings from mutual to stock form (Conversion) and the formation of UCFC as the holding company for Home Savings in 1998. Mr. Varner became a director of UCFC in 1999 when he was appointed to fill the vacancy created by the death of Gary Keller. Mr. Cavalier became a director of UCFC in 2000 in connection with the acquisition of Butler Wick Corp. (Butler Wick).

         If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         RICHARD M. BARRETT. Prior to his retirement in 1995, Mr. Barrett was the President of Barrett Cadillac, Inc., an automobile dealership located in Youngstown, Ohio.

         THOMAS J. CAVALIER. Mr. Cavalier is the Chairman of the Board and Chief Executive Officer of Butler Wick, positions which he has held since 1985. Mr. Cavalier joined Butler Wick in 1975.

         DOUGLAS M. MCKAY. Mr. McKay joined Home Savings in 1971. Since 1995, Mr. McKay has served as Chief Executive Officer and Chairman of the Board of Home Savings and, since 1996, has also served as President of Home Savings. From 1991 to 1995, Mr. McKay was the Executive Vice President of Home Savings.

         HERBERT F. SCHULER, SR. Mr. Schuler is the President and Chief Executive Officer of General Extrusions, Inc., an aluminum parts manufacturer, and the President and Treasurer of Genex Tool & Die, Inc. Mr. Schuler has been employed by each company since the 1960s.

         DONALD J. VARNER. Mr. Varner, an attorney, has worked for Home Savings for the past 43 years, and from 1976 to 1995, he served Home Savings as Vice President and Corporate Counsel. Mr. Varner is currently the Corporate Secretary of Home Savings and Senior Vice President of Home Savings' Retail Banking Division. Mr. Varner has been a director of Home Savings since 1987.

         JOHN F. ZIMMERMAN, JR. Mr. Zimmerman, an attorney, is a partner in the law firm of Manchester, Bennett, Powers and Ullman, a Legal Professional Association, located in Youngstown, Ohio, and has been associated with the firm since 1974.

MEETINGS OF DIRECTORS

         The Board of Directors of UCFC met 16 times for regularly scheduled and special meetings during the year ended December 31, 1999. Each director attended at least 75% of the meetings of the Board of Directors and the committees on which he serves.

COMMITTEES OF DIRECTORS

         The Board of Directors of UCFC has an Audit Committee and a Compensation Committee, but it does not have a nominating committee. Nominees for election to the Board of Directors are selected by the entire Board of Directors.

         The Audit Committee of UCFC is responsible for reviewing and reporting to the full Board of Directors on the independent audit of UCFC and related matters to ensure effective compliance with regulatory and internal policies and procedure. The members of the Audit Committee are Richard M. Barrett, Herbert F. Schuler, Sr. and John F. Zimmerman, Jr. The Audit Committee met four times during 1999

         The Compensation Committee is primarily responsible for evaluating, reviewing and administering UCFC's stock benefit plans. In consultation with the Salary Committee of Home Savings, the UCFC Compensation Committee also determines the compensation of Home Savings' three senior officers who also serve as executive officers of UCFC. The Compensation Committee met two times during 1999.

                               EXECUTIVE OFFICERS

         In addition to Mr. McKay, the President of UCFC and Home Savings, and Mr. Varner, the Corporate Secretary of UCFC and the Corporate Secretary and Senior Vice President of Retail Banking of Home Savings, the following person is an executive officer of UCFC and holds the designated position:


Name                                       Age (1)            Position held
-----                                      ------             -------------
Patrick A. Kelly                            41                Treasurer of UCFC

------------------------

(1)      As of March 1, 2000.

         PATRICK A. KELLY. Mr. Kelly was appointed Treasurer of Home Savings in April 1992 and named Senior Vice President of Home Savings in November 1995. Mr. Kelly has been employed by Home Savings since February 1983, and has been a director of Home Savings since 1996.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following table presents certain information regarding the compensation paid to the chief executive officer of UCFC and to each executive officer of UCFC who received cash and cash equivalent compensation in excess of $100,000 from UCFC or one of its subsidiaries for services rendered during 1999.

                           SUMMARY COMPENSATION TABLE


                                              Annual Compensation           Long-Term Compensation
                          Fiscal Year         -------------------           ----------------------
   Name and Principal        Ended                                              Restricted Stock             All Other
        Position          December 31     Salary ($)(1)      Bonus ($)             Award(s)(2)             Compensation
------------------------- -------------- --------------- ----------------- --------------------------- ---------------------

Douglas M. McKay              1999             $309,000       $150,000            $2,757,622                    $754,731 (3)
  President                   1998              300,000        185,481                   -                        41,717 (4)
                              1997              239,934        120,614                   -                        28,455 (5)

------------------------- -------------- --------------- ----------------- --------------------------- ---------------------
Donald J. Varner              1999             $139,874        $60,000            $1,208,389                    $367,459 (6)
  Secretary                   1998              135,800         76,671                   -                        41,795 (7)
                              1997              126,588         56,418                   -                        24,823 (8)

------------------------- -------------- --------------- ----------------- --------------------------- ---------------------
Patrick A. Kelly              1999             $137,711        $60,000             $1,191,925                   $362,906 (9)
  Treasurer                   1998              133,700         76,057                   -                       41,738 (10)
                              1997              115,184         54,859                   -                       24,412 (11)

------------------------- -------------- --------------- ----------------- --------------------------- ---------------------

(1) Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to UCFC of providing such benefits to each named executive officer was less than 10% of his cash compensation.

(2) Consists of unearned and forfeitable awards of 225,112 shares to Mr. McKay, 98,644 shares to Mr. Varner and 97,300 shares to Mr. Kelly made under the UCFC Recognition and Retention Plan (the "RRP") on August 19, 1999, based on the closing market price of UCFC's common shares on The Nasdaq Stock Market on the award date. One-fourth of the award vests on each of the first four anniversaries of the award subject to certain conditions. The RRP awards had a value of $2,237,051, $980,275 and $966,919, based on UCFC's closing market price on December 31, 1999. Messrs. McKay, Varner and Kelly each received a number of RRP shares which were immediately earned and nonforfeitable on the award date and are included in the "Other Compensation" column of the above table.

(3) Consists of directors' fees of $16,000, a matching contribution of $2,241 to Mr. McKay's account in The Home Savings and Loan Company 401(k) Savings Plan (the 401(k) Plan), the $47,084 value at December 31, 1999, of 4,738 shares allocated to Mr. McKay's ESOP account, and the $689,406 value on the award date of the 56,278 earned and nonforfeitable RRP shares awarded to Mr. McKay in 1999.

(4) Consists of directors' fees of $16,800, a 401(k) Plan matching contribution of $2,500 and the $22,417 value at December 31, 1998, of 1,507 shares allocated to Mr. McKay's ESOP account in 1998.

(Footnotes continued on next page)

(5) Consists of directors' fees of $16,000, a 401(k) Plan matching contribution of $9,595 and a 401(k) Plan discretionary contribution of $2,860.

(6) Consists of directors' fees of $16,000, a 401(k) Plan matching contribution of $2,241, the $47,084 value at December 31, 1999, of 4,738 shares allocated to Mr. Varner's ESOP account, and the $302,134 value of the 24,664 earned and nonforfeitable RRP shares awarded to Mr. Varner in 1999.

(7) Consists of directors' fees of $17,200, a 401(k) Plan matching contribution of $2,178 and the $22,417 value at December 31, 1998, of 1,507 shares allocated to Mr. Varner's ESOP account.

(8) Consists of directors' fees of $15,600, a 401(k) Plan matching contribution of $7,777 and a 401(k) Plan discretionary contribution of $1,446.

(9) Consists of directors' fees of $15,600, a 401(k) Plan matching contribution of $2,241, the $47,084 value at December 31, 1999, of 4,738 shares allocated to Mr. Kelly's ESOP account, and the $297,981 value of the 24,325 earned and nonforfeitable RRP shares awarded to Mr. Kelly in 1999.

(10) Consists of directors' fees of $17,200, a 401(k) Plan matching contribution of $2,121 and the $22,417 value at December 31, 1998, of 1,507 shares allocated to Mr. Kelly's ESOP account.

(11) Consists of directors' fees of $16,000, a 401(k) Plan matching contribution of $7,127 and a 401(k) Plan discretionary contribution of $1,285.

EMPLOYMENT AGREEMENTS

         On December 17, 1998, Home Savings entered into three-year employment agreements with Douglas M. McKay, Donald J. Varner and Patrick A. Kelly (collectively, Employment Agreements). The Employment Agreements are terminable by Home Savings at any time. In the event of termination by Home Savings for "cause," as defined in the Employment Agreements, the employee has no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Home Savings other than for cause or in connection with a "change of control," as defined in the Employment Agreements, the employee is entitled to a continuation of salary payments for a period of time equal to the remaining term of the Employment Agreement, a continuation of benefits substantially equal to those being provided at the date of termination of his employment until the earliest to occur of the end of the term of the Employment Agreement or the date on which the employee becomes employed full-time by another employer, and a cash bonus equal to the cash bonus, if any, paid to the employee in the twelve-month period prior to the termination of his employment.

         In the event of termination in connection with a "change in control," the employee is entitled to payment of an amount equal to 2.99 times the employee's annual compensation immediately preceding the termination of his employment. In addition, the employee is entitled to continued coverage under benefit plans until the earliest of the end of the term of his Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum which the employee may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (Code). "Control," as defined in the Employment Agreements, generally refers to the acquisition by any person or entity of the ownership or power to vote 10% or more of the voting stock of Home Savings or UCFC, the control of the election of a majority of the directors of Home Savings or UCFC, or the exercise of a controlling influence over the management or policies of Home Savings or UCFC.

         The aggregate payments that would have been made to Messrs. McKay, Varner and Kelly pursuant to the Employment Agreements, assuming their termination at January 1, 2000, following a change of control, would have been approximately $923,910, $418,223 and $411,756, respectively.

PENSION PLAN

         Home Savings has a defined benefit retirement plan (Pension Plan) which it maintains for employees who were eligible to participate as of December 31, 1998. Due to the implementation of the ESOP, the Pension Plan is not available to new participants, and Home Savings is terminating the Pension Plan.

         Participants become 100% vested in the Pension Plan upon completion of five years of service or upon termination of the Pension Plan. Upon retirement at age 65, vested participants are entitled to annual benefits equal to the sum of: (i) .95% of the average of a participant's highest five of the last ten consecutive years of service (the Final Average Compensation), multiplied by the number of years of credited service, not to exceed 35 years; plus (ii) .65% of the Final Average Compensation in excess of the Social Security taxable wage bases multiplied by the participant's credited service, not to exceed 35 years; plus (iii) 1.5% of the Final Average Compensation multiplied by the participant's credited service in excess of 35 years, but not to exceed five years. The Pension Plan permits early retirement after age 60 with 15 or more years of service at a reduced benefit level.

         The following table indicates the annual retirement benefit that would be payable under the Pension Plan upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit:


                                                  Years of credited service
Average compensation      -------------------------------------------------------------------------
(highest 5 years) (1)      15               20                25               30               35
-----------------------   ----             ----              ----             ----             ----
      $20,000            $2,850           $3,800            $4,750           $5,700           $6,650
       35,000             5,188            6,918             8,647           10,377           12,106
       50,000             6,388            8,518            10,647           12,777           14,906
       60,000             8,788           11,718            14,647           17,577           20,506
       70,000            11,188           14,918            18,647           22,377           26,106
       80,000            13,588           18,118            22,647           27,177           31,706
      100,000            20,788           27,718            34,647           41,577           48,506
      150,000            32,788           43,718            54,647           65,577           76,506
      160,000            35,188           46,918            58,647           70,377           82,106

------------------------

(1) The maximum amount of annual compensation which can be considered in computing benefits under Section 401(a)(17) of the Code is $160,000.

         Mr. McKay, Mr. Kelly and Mr. Varner have approximately 26, 16 and 42 years of credited service under the Pension Plan, respectively. Their base salary and bonuses are reported above in the Summary Compensation Table.

                          COMPENSATION COMMITTEE REPORT

         The business of UCFC consists principally of holding the stock of its subsidiaries, Home Savings and Butler Wick. The functions of the executive officers of UCFC pertain primarily to the operations of Home Savings, and the executive officers receive their compensation from the appropriate subsidiary. The Compensation Committee of UCFC has furnished the following report concerning executive compensation.

         PROCESS FOR DETERMINING COMPENSATION. The compensation of the executive officers is reviewed annually by the Compensation Committee. The Compensation Committee utilizes industry survey data and takes into consideration asset bases and geographic location. In addition, the Compensation Committee, with input from the outside directors of Home Savings, assesses each executive officer's contribution to UCFC, the skills and experiences required for each officer's position and potential contributions of the officer to the future of UCFC. Based on these assessments, the Compensation Committee makes a recommendation to the Board of Directors of Home Savings, which makes the final decision. Directors who are also executive officers do not participate in discussions or decisions relative to their own compensation.

         COMPENSATION POLICIES. The executive compensation program of UCFC and Home Savings is designed to attract and retain key executives by providing comparable compensation opportunities to those offered by peer group companies. The program includes a performance incentive component that is intended to provide rewards to executive officers for corporate performance and to motivate the officers to reach specific strategic business objectives.

         DETERMINATION OF CEO'S COMPENSATION. The Compensation Committee recommended and the outside Board members of UCFC and Home Savings approved the same base salary for Mr. McKay, the President and Chief Executive Officer of UCFC and Home Savings, for the year 2000, and a performance incentive award for 1999 of $150,000, pursuant to the policies described above for executive officers. The decision was based on Mr. McKay's current compensation and comparative salary data gathered from various industry compensation surveys, which indicate that his compensation level as compared to that of peer companies falls within the "market average", as well as the Compensation Committee's assessment of the performance of Mr. McKay, Home Savings and UCFC during 1999.

Submitted by the Compensation Committee of UCFC Board of Directors:

RICHARD M. BARRETT       HERBERT F. SCHULER, SR.         JOHN F. ZIMMERMAN, JR.

DIRECTOR COMPENSATION

         Each director of UCFC who is also a director of Home Savings receives a $10,000 retainer for 2000 from Home Savings, and each UCFC director who is not a Home Savings director receives a $10,000 retainer for 2000 from UCFC. Each director also receives a fee of $400 per UCFC board meeting attended, and each non-employee director receives a fee of $400 per committee meeting attended if he is a committee member, or $600 per committee meeting attended if he is the committee chairman.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1999, no member of the Compensation Committee was a current or former executive officer or employee of UCFC or Home Savings or had a reportable business relationship with UCFC or Home Savings.

PERFORMANCE GRAPH

         The following graph compares the cumulative total return on UCFC's common shares since July 9, 1988 with the total return of an index of companies whose shares are traded on The Nasdaq Stock Market and an index of publicly traded thrift institutions and thrift holding companies. The graph assumes that $100 was invested in UCFC shares on July 9, 1998, and that the purchase price per share was $15, which was the closing price on that date, and not the $10 per share initial public offering price of UCFC shares.

[GRAPH]


  ------------------------------------------------------------------------------------------------------------------------
                                                                          PERIOD ENDING
  ------------------------------------------------------------------------------------------------------------------------
  INDEX                                    07/09/98    09/30/98   12/31/98    03/31/99    06/30/99    09/30/99   12/31/99
  ------------------------------------------------------------------------------------------------------------------------
  ------------------------------------------------------------------------------------------------------------------------
  United Community Financial Corp.           100.00       93.33      99.70       79.23       99.64       94.29     110.05
  ------------------------------------------------------------------------------------------------------------------------
  NASDAQ - Total US                          100.00       88.27     114.55      128.14      140.20      143.40     206.95
  ------------------------------------------------------------------------------------------------------------------------
  SNL Thrift Index                           100.00       76.33      82.99       83.56       82.57       72.70      67.79
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------

                                       10

CERTAIN TRANSACTIONS

         Home Savings makes loans to executive officers and directors of Home Savings and UCFC in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable loans to other persons. All outstanding loans to executive officers and directors were made pursuant to such policy, do not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.

                      PROPOSAL TWO - SELECTION OF AUDITORS

         The Board of Directors has selected Deloitte & Touche as the auditors of UCFC for the current fiscal year and recommends that the shareholders ratify such selection. Management expects that a representative of Deloitte & Touche will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any proposals of qualified shareholders intended to be included in the proxy statement for the 2001 Annual Meeting of Shareholders of UCFC should be sent to UCFC by certified mail and must be received by UCFC not later than November 24, 2000. In addition, if a shareholder intends to present a proposal at the 2001 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 7, 2001, then the proxies designated by the Board of Directors of UCFC for the 2001 Annual Meeting of Shareholders of UCFC may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                        By Order of the Board of Directors

Youngstown, Ohio                        Douglas M. McKay
March 15, 2000                          President and Chairman of the Board

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        UNITED COMMUNITY FINANCIAL CORP.

      UNITED COMMUNITY FINANCIAL CORP. 2000 ANNUAL MEETING Of SHAREHOLDERS
                                 April 27, 2000

         The undersigned shareholder of United Community Financial Corp. ("UCFC") hereby constitutes and appoints Patrick A. Kelly and Donald J. Varner, or either of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of UCFC to be held at Mr. Anthony's, 7440 South Avenue, Boardman, Ohio, on
April 27, 2000, at 10:00 a.m. Eastern Time (the "Annual Meeting"), all of the shares of UCFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.       The reelection of three directors for terms expiring in 2001:

              FOR all nominees                            WITHHOLD authority to
       / /    listed below                         / /    vote for all nominees
              (except as marked to the                    listed below:
              contrary below):

                             Herbert F. Schuler, Sr.
                                Donald J. Varner
                             John F. Zimmerman, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

_______________________________________________________________________________

2.       The reelection of three directors for terms expiring in 2002:

              FOR all nominees                            WITHHOLD authority to
       / /    listed below                         / /    vote for all nominees
              (except as marked to the                    listed below:
              contrary below):

                               Richard M. Barrett
                               Thomas J. Cavalier
                                Douglas M. McKay

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

_______________________________________________________________________________

3. The ratification of the selection of Deloitte & Touche LLP, certified public accountants, as the auditors of UCFC for the current fiscal year.


           / /  FOR                / /  AGAINST                 / /  ABSTAIN

4. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" the nominees and the proposals listed above.

         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1, 2 and 3.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2000 Annual Meeting of Shareholders of UCFC and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


____________________________                ______________________________
Signature                                            Signature


____________________________                ______________________________
Print or Type Name                                   Print or Type Name


Dated: _____________________                Dated: _______________________


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE USA